Filed under Rule 497(e) and Rule 497(k)
Registration No. 002-83631

VALIC Company I

Capital Appreciation Fund

(the “Fund”)

Supplement dated November 28, 2023, to the Summary Prospectus and the Prospectus of the Fund, each dated October 1, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Investment Adviser-Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since

Jason Hans, CFA, Senior Portfolio Manager and Co-Portfolio Manager	2022

Oleg Nusinzon, CFA, Senior Portfolio Manager and Co-Portfolio Manager	November 2023

Raghavendran Sivaraman, Ph.D., CFA, Senior Portfolio Manager and Co-Portfolio Manager	November 2023

The third, fourth, and fifth paragraphs of the Prospectus, related to the Capital Appreciation Fund, entitled “Management-Investment Subadvisers-Columbia Management Investment Advisers, LLC (“Columbia”)” are deleted in their entirety and replaced with the following:

The Capital Appreciation Fund is managed by Oleg Nusinzon, Raghavendran Sivaraman, and Jason Hans.

Oleg Nusinzon, CFA is a Senior Portfolio Manager at Columbia. Mr. Nusinzon joined Columbia in October 2020. Prior to joining Columbia, Mr. Nusinzon was a Director and a Lead Portfolio Manager at PanAgora Asset Management. Mr. Nusinzon began his investment career in 1997 and earned a B.S.E. from the University of Pennsylvania and an M.B.A. from the Chicago Booth School of Business.

Raghavendran Sivaraman, CFA is a Senior Portfolio Manager at Columbia. Dr. Sivaraman joined one of the Columbia Management legacy firms or acquired business lines in 2007. Dr. Sivaraman began his investment career in 2007 and earned a B.Tech. in Computer Science Engineering from the Indian Institute of Technology, Madras, and a Ph.D. in Operations Research from the Massachusetts Institute of Technology.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus and/or SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.